UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 16, 2014

Manhattan Bridge Capital, Inc.

(Exact Name of Registrant as Specified in Charter)

New York	000-25991	11-3474831
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Cutter Mill Road, Great Neck, NY	11021
(Address of Principal Executive Offices)	(Zip Code)

(516) 444-3400

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.07.	Submission of Matters to Vote of Security Holders.

On July 16, 2014, Manhattan Bridge Capital, Inc (the “Company”) held its 2014 Annual Meeting of Stockholders (the “Meeting”). At the Meeting, stockholders:

•	Re-elected all the incumbent directors to serve until the next annual meeting of stockholders and their successors are elected and qualified (the “Election of Directors”);

•	Approved an amendment to the Company’s certificate of incorporation in order to facilitate qualifying the Company as a real estate investment trust (the “Charter Amendment”); and

•	Ratified the appointment of Hoberman, Goldstein & Lesser, P.C. as the Company’s independent auditors for the 2014 fiscal year (the “Ratification of Auditors”).

The specific votes with respect to aforementioned were as follows:

1.	The Election of Directors:

NAME	VOTES		BROKER NON-VOTES
	FOR	WITHHELD
Assaf Ran	3,183,656	8,683	817,489
Michael J. Jackson	3,183,346	8,993	817,489
Eran Goldshmit	3,183,346	8,993	817,489
Mark Alhadeff	3,183,656	8,683	817,489
Lyron Bentovim	3,183,731	8,608	817,489

2.	The Charter Amendment:

VOTES			BROKER NON-VOTE
FOR	AGAINST	ABSTAIN
3,174,063	14,841	3,435	817,489

3.	The Ratification of Auditors:

VOTES
FOR	AGAINST	ABSTAIN
3,944,326	3,115	62,387

* * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MANHATTAN BRIDGE CAPITAL, INC.

Dated: July 16, 2014	By:	/s/ Assaf Ran
	Name: Title:	Assaf Ran President and Chief Executive Officer